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                                                                    Exhibit 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated February 27, 1998 on the consolidated financial statements of ICVerify, Inc. included in the Amendment to the Current Report (Form 8-K/A) of CyberCash, Inc. to be filed on May 27, 1998 with the Securities and Exchange Commission.

                                        /s/ Ernst & Young LLP

Palo Alto, California
May 26, 1998